August 15, 1998


                        DREYFUS STRATEGIC INCOME FUND
                          Supplement to Prospectus
                             Dated March 1, 1998


     At a meeting of the Fund's Board of Trustees held on August 5, 1998, the Board approved a series of proposals to be submitted to the Fund's shareholders for their vote and approval. Accordingly, a meeting of the Fund's shareholders has been called by the Board and is scheduled to be held on Tuesday, October 27, 1998, to vote on the following proposals:

     1. To change the Fund's investment objective from "maximizing current income", to "maximizing total return, consisting of capital appreciation and current income."

     2. To eliminate the Fund's current management policy which provides that 95% of the Fund's assets may be invested in securities with a "CCC/Caa" credit quality, and up to 5% in securities of the lowest credit quality.

     If these two proposals are approved by shareholders, the Fund would invest at least 65% of its assets in securities of at least investment grade ("BBB/Baa") credit quality, and may invest up to 35% of its assets in high yield, below investment grade ("BB/Ba" or lower) securities. In addition, the Fund would maintain an average credit quality of at least investment grade. Under these guidelines, the Fund's overall credit risk profile would be substantially unchanged from how the Fund has been managed over prior years.

     3. To revise certain of the Fund's fundamental policies and investment restrictions, and to make investment restrictions which are fundamental policies non-fundamental, in a way which conforms them with current provisions of the Investment Company Act of 1940, as amended.

     Shareholders of record as of the close of business on September 2, 1998 will be entitled to receive notice of, and to vote at, the Meeting of Shareholders. It is expected that proxy materials will be mailed to such shareholders on or about September 15, 1998.

     In addition, the Board has approved certain other changes to the Fund, which do not require shareholder approval. These changes will be formalized following the Fund's Meeting of Shareholders, even if the proposals are not approved by shareholders. These changes are as follows:

     1.   The Fund will be renamed "The Dreyfus Core Bond Fund."

     2. As a management policy, the Fund can be expected to maintain an average effective duration ranging between 3.5 and 6 years, and an average effective maturity ranging between 5 and 10 years.

     In addition, the Board has approved a change in the name of the Company. The Company, currently named "Dreyfus Income Funds", will be renamed "Dreyfus Debt and Equity Funds." This change will be effective upon filing Articles of Amendment with the Commonwealth of Massachusetts, the Company's state of organization.